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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Universal American Financial Corp. (the "Registrant") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Richard A. Barasch, Chief Executive Officer of the Registrant, and Robert A. Waegelein, Chief Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 16, 2005                   /s/ Richard A. Barasch
                                        ----------------------
                                        Richard A. Barasch
                                        Chief Executive Officer

Date:  March 16, 2005                   /s/ Robert A. Waegelein
                                        -----------------------
                                        Robert A. Waegelein
                                        Chief Financial Officer

      A signed original of this written statement required by Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

      This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.